UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.    )

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☐	Definitive Proxy Statement

☐	Definitive Additional Materials

☒	Soliciting Material under §240.14a-12

The Williams Companies, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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	(1)	Title of each class of securities to which transaction applies:

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The following is a slide presentation made available to the public jointly by The Williams Companies, Inc. (“Williams”) and Energy Transfer Equity, L.P. (“ETE”) on September 28, 2015. The slide presentation provides supplemental information regarding the announcement of the proposed business combination transaction between Williams and ETE.

2

ENERGY TRANSFER EQUITY, L.P.

TO ACQUIRE WILLIAMS

Investor Presentation

September 28, 2015

LEGAL DISCLAIMER

Additional Information and Where to Find It

SECURITY HOLDERS ARE URGED TO READ THE PROXY STATEMENT/PROSPECTUS AND THE REGISTRATION STATEMENT REGARDING THE TRANSACTION (THE

“TRANSACTION”) INVOLVING THE BUSINESS COMBINATION OF ENERGY TRANSFER EQUITY, L.P. (“ETE”) AND THE WILLIAMS COMPANIES, INC. (“WMB” AND/OR

“WILLIAMS”) CAREFULLY WHEN IT BECOMES AVAILABLE. These documents (when they become available), and any other documents filed by ETE, Energy Transfer Corp LP

(“ETC”) or Williams with the U.S. Securities and Exchange Commission (“SEC”), may be obtained free of charge at the SEC’s website, at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the registration statement and the proxy statement/prospectus by phone, e-mail or written request by contacting the investor relations department of ETE or Williams at the following:

Energy Transfer Equity, L.P. The Williams Companies, Inc.

3738 Oak Lawn Ave. One Williams Center Dallas, TX 75219 Tulsa, OK 74172

Attention: Investor Relations

Attention: Investor Relations

Phone: 214-981-0700 Phone: 800-600-3782

Participants in the Solicitation

ETE, ETC, Williams and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies in connection with the proposed merger. Information regarding the directors and executive officers of ETE is contained in ETE’s Form 10-K for the year ended December 31, 2014, which was filed with the SEC on March 2, 2015. Information regarding the directors and executive officers of Williams is contained in Williams’ Form 10-K for the year ended December 31, 2014, which was filed with the SEC on February 25, 2015. Additional information regarding the interests of participants in the solicitation of proxies in connection with the proposed merger will be included in the proxy statement/prospectus.

Cautionary Statement Regarding Forward-Looking Statements

This communication may contain forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding the merger of ETE and Williams, the expected future performance of the combined company (including expected results of operations and financial guidance), and the combined company’s future financial condition, operating results, strategy and plans. Forward-looking statements may be identified by the use of the words “anticipates,” “expects,” “intends,” “plans,” “should,” “could,” “would,” “may,” “will,” “believes,” “estimates,” “potential,” “target,” “opportunity,” “designed,” “create,” “predict,” “project,” “seek,” “ongoing,” “increases” or “continue” and variations or similar expressions. These statements are based upon the current expectations and beliefs of management and are subject to numerous assumptions, risks and uncertainties that change over time and could cause actual results to differ materially from those described in the forward-looking statements. These assumptions, risks and uncertainties include, but are not limited to, assumptions, risks and uncertainties discussed in the most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q for each of ETE, ETP, SXL, SUN, WMB and WPZ filed with the U.S. Securities and Exchange Commission (the “SEC”) and assumptions, risks and uncertainties relating to the proposed transaction, as detailed from time to time in ETE’s, ETP’s, SXL’s, SUN’s, WMB’s and WPZ’s filings with the SEC, which factors are incorporated herein by reference. Important factors that could cause actual results to differ materially from the forward-looking statements we make in this communication are set forth in other reports or documents that ETE, ETP, SXL, SUN, WMB and WPZ file from time to time with the SEC include, but are not limited to: (1) the ultimate outcome of any business combination transaction between ETE and ETC and Williams; (2) the ultimate outcome and results of integrating the operations of ETE and Williams, the ultimate outcome of ETE’s operating strategy applied to Williams and the ultimate ability to realize cost savings and synergies; (3) the effects of the business combination transaction of

ETE, ETC and Williams, including the combined company’s future financial condition, operating results, strategy and plans; (4) the ability to obtain required regulatory approvals and meet other closing conditions to the transaction, including approval under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended, and Williams stockholder approval, on a timely basis or at all; (5) the reaction of the companies’ stockholders, customers, employees and counterparties to the proposed transaction; (6) diversion of management time on transaction-related issues; (7) unpredictable economic conditions in the United States and other markets, including fluctuations in the market price of ETE common units and ETC common shares; (8) the ability to obtain the intended tax treatment in connection with the issuance of ETC common shares to Williams stockholders; and (9) the ability to maintain Williams’, WPZ’s, ETP’s, SXL’s and SUN’s current credit ratings. All forward-looking statements attributable to us or any person acting on our behalf are expressly qualified in their entirety by this cautionary statement. Readers are cautioned not to place undue reliance on any of these forward-looking statements. These forward-looking statements speak only as of the date hereof. Neither ETE nor WMB undertakes no obligation to update any of these forward-looking statements to reflect events or circumstances after the date of this communication or to reflect actual outcomes.

OVERVIEW OF ETE / WMB MERGER TERMS

Energy Transfer Equity, L.P. (“ETE”) has executed a definitive agreement to combine with Williams (“WMB”) in a transaction valued at approximately $38 billion as of September 25, 2015, including approximately $4.6 billion of assumed WMB debt

– Implied offer price of $43.50 per WMB share as of September 25, 2015

– Prior to execution, WMB and Williams Partners, L.P. (“WPZ”) agreed to terminate their merger agreement

ETE will form a partnership that will be treated as a corporation for tax purposes to be called Energy Transfer Corp LP (“ETC”) that will merge with WMB and survive the merger

WMB stockholders can elect to receive as merger consideration either ETC shares, ETC shares and cash, or cash

– Elections to receive ETC shares will receive a fixed exchange ratio of 1.8716x ETC shares per WMB share

– If all WMB stockholders elect to receive all cash or all ETC shares, then each WMB share would receive $8.00 in cash and 1.5274 ETC shares Elections to receive ETC shares or cash are both subject to proration such that a cash pool of $6.05 billion will be fully allocated WMB stockholders will also be entitled to a special dividend of $0.10 per WMB share declared immediately prior to closing

– The special one-time dividend is in addition to the regularly scheduled WMB dividends to be distributed before closing

OVERVIEW OF ETE / WMB MERGER TERMS (CONT’D)

In addition, each ETC common share received by WMB stockholders in the merger will have attached to it one contingent consideration right (“CCR”)

– The WMB Board wanted protection that the newly created ETC common shares would trade at least at parity to ETE common units

– In response to that concern, ETE agreed that each WMB stockholder will receive 1 CCR per ETC share

– The CCRs provide an “adjustment mechanism” for trading parity between ETC shares and ETE units through the potential to provide additional or reduced consideration to ETC shareholders should ETC shares trade, on average over the two year measurement period, at a premium or discount to the ETE units

– ETC shareholders will receive a payment in respect of the CCR if the ETC common shares trade at a discount to ETE common units over the agreed measurement period

– Any payment owed under the CCR can be made in ETC common shares (at the then-current value) or cash, at ETE’s election

ETC will benefit from a dividend equalization agreement through calendar 2018 with ETE that ensures that ETC shareholders will receive the identical cash dividend as ETE unitholders WPZ will remain a separate, publicly traded MLP based in Tulsa, Oklahoma The transaction is expected to be credit positive to ETE; no expected ratings impact on of any of the underlying MLPs Transaction expected to close in first half of 2016, subject to WMB stockholder vote and receipt of regulatory approvals

– No ETE unitholder vote is required

The combined ETE / WMB will create the third largest energy franchise in North America and one of the five largest global energy companies

COMBINATION CREATES A UNIQUE COLLECTION OF COMPATIBLE BUSINESSES THAT WILL DRIVE NEAR- AND LONG-TERM VALUE

Largest Energy Infrastructure Group

Significant Value Creation to All Constituencies

ETE

Unitholders

WMB

Stockholders

WPZ Unitholders

Creates the largest energy infrastructure company by combining two of the largest diversified MLPs, the second largest crude and logistics MLP, a fast-growing retail fuel MLP and an attractive LNG export opportunity

Significant commercial / revenue synergies derived from Energy Transfer’s integrated business model which provides end-to-end solutions for its customers Combined business platform creates better service offerings and efficiencies for customers, driving increased producer activity Dramatically enhances credit profile through greater scale, cash flow diversity and synergy potential Transaction is immediately accretive to distributions by ETE

ETE’s distribution growth rate is expected to remain at its current level and for a longer period given the level of cost savings and commercial synergies Addition of cash to the transaction consideration reduces ETC shares being issued by 260mm shares (or ~18.5% of the overall ETC share issuance) from ETE’s original offer

Increases the strategic and financial optionality for the Energy Transfer group, which creates potential for higher long-term growth for ETE

Broadens spectrum of institutional investors through the C-Corp entity structure

Increased scale and scope of operations and asset diversity – critical in a dynamic midstream space and in a challenging commodity price environment Dividend accretion and significantly higher dividend growth rate than Williams standalone Intended to qualify as a tax-free exchange to WMB stockholders (except with respect to cash received) ETC shares expected to have considerable liquidity and a broader shareholder base A dividend equalization agreement ensures distributions on ETC common shares equal to those on ETE common units through 2018 Accretive to WPZ distributions based on cost savings from implementing the Energy Transfer shared services model New commercial opportunities, including the potential to pursue opportunities with and acquire assets from the overall Energy Transfer group No adverse tax consequences No expected impact to credit ratings WPZ receives the benefit of $428mm break-up fee for the termination of its merger with WMB

ILLUSTRATIVE TRANSACTION

1. Energy Transfer Corp GP LLC and Energy Transfer Corp LP ("ETC") are formed; ETC elects to be taxed as a corporation for federal tax purposes
2. ETC issues shares and cash to WMB stockholders in exchange for all outstanding shares of WMB
   - WMB merges into ETC with ETC being the surviving entity
3. ETE issues ETE Class E units to ETC in an amount equal to the number of shares issued in the transaction
   - In exchange for the Class E units, ETC contributes WMB's assets to ETE and ETE becomes a co-obligor of WMB's outstanding debt
   - Class E units represent limited partnership interests of ETE and will be entitled to receive the same quarterly cash distribution per unit as the quarterly cash distribution per ETE common unit
   - ETE will provide all administrative services to ETC and otherwise indemnify ETC for all liabilities incurred by ETC
   - ETC will benefit from a dividend equalization agreement through 2018 with ETE that ensures ETC shareholders receive the identical cash dividend per ETC share as the cash distribution per ETE common unit
   - WMB's revolving credit facility will be terminated at closing
4. Post closing, it is expected that ETE unitholders will have the option to exchange ETE units for ETC shares during selected exchange periods each year



Public Shareholders
2
ETC Shares with CCR + Cash Proceeds
Energy Transfer Corp GP LLC
1
Williams Companies, Inc. (NYSE: WMB)
Merger
Energy Transfer Corp LP (taxed as a C-Corp) (NYSE: ETC)
4
3
WMB Assets and Liabilities
+
Dividend Equalization Agreement
+
Administrative Services Agreement
ETE Class E Units / ETC Shares
LE GP
Public LP Unitholders
Energy Transfer Equity, L.P. (NYSE: ETE)

Transaction Sources and Uses

Sources ($mm)	
ETC Shares	$26,823
New Transaction Debt	6,045
Assume WMB Debt	4,193
ETE Revolver Draw	634
Total Sources	**$37,695**

Uses ($mm)	
Purchase of WMB Equity	$32,868
Assume WMB Debt	4,193
Terminate WMB Revolver	434
Transaction Expenses	200
Total Uses	**$37,695**

Note: Market data as of 9/25/2015.

6

CONSIDERATION OVERVIEW AND CCR MECHANICS

Consideration Overview

WMB stockholders can elect to receive ETC common shares, cash or a mix of both in the merger, with cash and stock elections to be prorated such that the full cash pool of $6.05 billion is paid out as consideration in the merger (1)

Projected Pro Forma ETE Economic Ownership

ETE

Ownership 47.6% 52.4%

Legacy WMB Ownership

CCR Mechanics

CCR creates a “true up” mechanism if ETC and ETE trade differently over the first 2 years post closing of the merger (“Measurement Period”)(2) at a discount (a “Shortfall Amount”), ETE can settle the CCR through a cash payment equal to the Shortfall Amount or through al ETC shares equal in value to the Shortfall Amount (based on the then current trading price of the ETC shares) ettlement of any Shortfall Amount, ETE will also issue to ETC a proportionate number of Class E units hares trade at a premium to ETE units (an “Excess Amount”) during the Measurement Period, ETE will be entitled to cancel a ts equal to the Excess Amount (based on the then current price of the ETC shares) lation of the CCR (without penalty) if the daily VWAP of ETC trades above ETE for 20 consecutive trading days during the and at the end of such 20-day period there is no Shortfall Amount outstanding cash or, alternatively, all stock, each WMB share would be exchanged for $8.00 in cash and 1.5274 ETC shares. owing the announcement of the transaction.

PRO FORMA ENERGY TRANSFER ORGANIZATIONAL STRUCTURE



ENERGY TRANSFER CORP LP
(NYSE: ETC)
ENERGY TRANSFER EQUITY, L.P.
(NYSE: ETE)
58.8% LP Interest
100% GP / IDRs
100% Interest (1)
100% GP / IDRs (2)
~1% LP Interest
100% GP / IDRs
90% GP / IDRs
(Class H Units)
WILLIAMS PARTNERS, L.P.
(NYSE: WPZ)
Baa2 / BBB / BBB
SUNOCO LP
(NYSE: SUN)
Ba2 / BB / BB
~60% LP Interest
ENERGY TRANSFER PARTNERS, L.P.
(NYSE: ETP)
Baa3 / BBB- / BBB-
27% LP Interest
10% GP / IDRs
SUNOCO LOGISTICS PARTNERS L.P.
(NYSE: SXL)
Baa2 / BBB / BBB
ENERGY TRANSFER LNG
60% Interest
40% Interest
Lake Charles LNG (Regas)
Lake Charles LNG Export Co
Legend:
Publicly Traded MLP
Pro Forma
Operating Business

(1) Owner and operator of LNG facility in Lake Charles, LA and expected nucleus of new stand-alone MLP.
(2) Reflects ETE/ETP- SUN LP GP/IDR Exchange

8

ETC PREMIUM VALUE OPPORTUNITY

Vast C-Corp Market Compared to MLPs[1]


US Equity Market Cap ~ $20T
MLPs ~ $~500B

ETC Advantages

- MLP C-Corp structure well received by the market
- 60% of pro forma float at ETC
- 1099 rather than K-1 for tax purposes
- Provides access to broader range of high quality institutional investors including pension funds, endowments, and foreign investors
- Liquidity of C-Corps allows investors to build meaningful positions
- Eligible for broader index inclusion (S&P 500, S&P Energy)
- Strategic currency for use in future acquisitions

Blue Chip Investors Likely to be Focused on ETC

Fidelity Investments | Vanguard | BlackRock | T. Rowe Price – Invest with Confidence

Franklin Templeton Investments | Wellington Management | MFS Investment Management | Capital Research Global Investors

Source: Bloomberg, Alerian, S&P, Dealogic, FactSet.
(1) US Equity Market Cap based on Wilshire 5000 Total Market Index as of 9/25/2015.

9

BALANCE SHEET SCALE, MANAGING COST OF CAPITAL, AND OPTIONALITY WILL DETERMINE LONG-TERM WINNERS

Enterprise Value vs. Top Energy Companies(1)


($ in billions)
$379
$332
$269
$193
Pro Forma
$149
$139
$138
$135
$124
$113
$108
$81
$79
$73
Major
Midstream
Oilfield Services
E&P
ExxonMobil
PetroChina
(2)
Chevron
bp
TOTAL
BR
PETROBRAS
Schlumberger
(3)
KINDER MORGAN
ConocoPhillips
ENBRIDGE
Enterprise Products

ETE Family to Include Three of the Largest Investment Grade MLPs by Enterprise Value(1)


($ in billions)
$73
$68
$52
$29
$23
$23
$21
$17
$16
$12
EPD
ETP
WPZ
PAA
EEP
SEP
OKS
MMP
SXL
WES

	EPD	ETP	WPZ	PAA	EEP	SEP	OKS	MMP	SXL	WES
Credit Rating	Baa1 BBB+ BBB+	Baa3 BBB- BBB-	Baa2 BBB BBB	Baa2 BBB+	Baa3 BBB	Baa2 BBB BBB	Baa2 BBB	Baa1 BBB+	Baa3 BBB BBB	Baa3 BBB- BBB-

Source: FactSet. Market data as of 9/25/2015

(1) Enterprise Value calculated as Market Value of Equity + Preferred Equity + Consolidated Net Debt + NCI. Includes GP Value for MLPs, where applicable. GP value calculated as LP Equity Value / (1 - %GP Cash Flow) x %GP Cash Flow.

(2) Pro forma for RDS and BG acquisition. Enterprise value calculated as sum of standalone enterprise values.

(3) Pro forma for CAM acquisition. Enterprise value calculated as sum of standalone enterprise values.

10

MERGER CREATES ONE OF THE LARGEST ENERGY FRANCHISES IN THE U.S

Natural NGLs Crude Gas Oil

3rd largest MLP Leading Largest G&P MLP Largest transporter 3rd largest NGL 2nd largest planned transporter of non-refining and NGL Producer of natural gas in business LNG Export crude oil gasoline distributor in the U.S. the U.S. in the U.S. facility in the U.S. in the U.S. in the U.S.

Transport volumes Fractionating 12%

Over 11 Bcfd Transport more representing of NGL volumes in Represents 15% of Supply ~5% of processed and 498 than 15% approximately 35% Mont Belvieu with current approved U.S. retail gasoline Mbpd of NGL of crude oil in of U.S. natural gas plans to more than U.S. LNG exports sales produced the U.S. production double capacity

…WITH A DIVERSIFIED PORTFOLIO OF COMPLEMENTARY BUSINESSES AND FINANCIAL SCALE ACROSS THE GROUP

Enterprise Value of ~$150 billion and over $10 billion of Pro Forma Consolidated EBITDA

Peer outperformance across entire ETE family

Indexed unit price performance since January 1, 2013


250%
200%
150%
100%
50%
0%
(50%)
Jan-13
May-13
Oct-13
Mar-14
Jul-14
Dec-14
May-15
Sep-15
ETE
ETP
SXL
SUN
WPZ
Alerian Index

	ETE Family Price Perf.	ETE Family Total Return	Peer Group (1) Price Perf.	Peer Group (1) Total Return
ETE	104%	126%	(9%)	11%
SUN	34%	56%	18%	48%
WPZ	13%	30%	(11%)	5%
SXL	11%	23%	10%	15%
ETP	0%	21%	(11%)	5%
AMZ	(18%)	(4%)		

	Energy Transfer Partners	Sunoco Logistics	SUNOCO LP	Lake Charles LNG	Williams Partners L.P.
Market Cap	$21.2 billion	$7.0 billion	$2.5 billion	NA	$21.5 billion
Distribution / unit (LQA)	$4.14	$1.75	$2.77	NA	$3.40
LQA EBITDA	$6.0 billion (2)	$1.3 billion	$0.5 billion (3)	$0.2 billion	$4.2 billion
Credit Ratings	Baa3 / BBB-	Baa3 / BBB	Ba2 / BB	NA	Baa2 / BBB
Key Operating Assets	• **~62,500 miles** of natural gas and NGL pipelines • **Over 65** processing plants, treating plants and fractionators • **59 million** barrels of underground liquids storage	• **~5,800 miles** of crude oil pipelines • **~2,400 miles** of product pipelines • **39 active** refined products marketing terminals • Interests in 12 product and crude oil pipelines and terminal JV's	• **~6,700 sites and 6 terminals** in attractive markets • Presence in 30 states • More than **4.3 billion gallons** of annual motor fuel sales	• **3 LNG** storage tanks • Regasification & discharge peak capacity Max rate: **2.1Bcf/d** Run rate: **1.8Bcf/d** • Take-or-pay contract with BG through 2030	• **33,000 miles** of natural gas and NGL pipelines • NGL production of **128** Mbpd • **~11** Bcf/d of natural gas transported

Source: Factset. Market data as of 9/25/2015.
(1) ETE peers: WGP, ENLC, PAGP, SE, TRGP, KMI and OKE; ETP and WPZ peers: EPD, PAA, EEP, SEP and OKS; SXL peers: MMP, BPL, TLLP, NS, GLP, PAA, RRMS, BKEP, and TLP; SUN peers: CAPL and GLP.
(2) EBITDA as reported, includes consolidated subsidiaries.
(3) $307mm 2014 FYE EBITDA + $161mm annual EBITDA from Susser Holdings dropdown transaction on 7/31/15

12

UNIQUE AND COMPLEMENTARY GEOGRAPHIC FOOTPRINT TO HELP DRIVE INCREASED ENERGY PRODUCTION…



ETP Assets
SXL Assets
WPZ Pipelines
WPZ Gas Processing Plants
WPZ LPG Fractionators
Crude Production (Mbpd)
Natural Gas Production (MMcf/d)
9 1,155 9 1,468
'03 '15 '03 '15
Bakken
114 399 2,571 4,478
'03 '15 '03 '15
Niobrara
897 2,038 5,279 6,342
'03 '15 '03 '15
Permian
0 74 1 16,372
'03 '15 '03 '15
Marcellus
1 58 84 6,718
'03 '15 '03 '15
Haynesville
0 1,482 0 6,864
'03 '15 '03 '15
Eagle Ford
Development Projects
Marcus Hook
Eagle Point
Nederland
Lake Charles LNG
Rover Pipeline
Dakota Access Pipeline
Lone Star Express Pipeline
Crude Conversion Pipeline
Revolution Project
Bayou Bridge Pipeline



Combined Sunoco Retail Platform
Company Operated
Dealer / Distributor Operated

Asset Summary	Energy Transfer	Williams	Pro Forma
Pipeline (miles)	71,000	33,000	104,000
Gathering & Processing Throughput (MMBtu/d)	9,400,000	~10,000,000	~19,400,000
NGL Production (Mbpd)	370	128	498
Natural Gas Transported (MMBtu/d)	21,280,000(1)	11,348,000	32,628,000

Source: Company disclosures, DI Desktop and EIA Drilling Productivity Report; August 2015

(1) Includes unconsolidated affiliates volumes

13

…CREATES A COMPELLING INTERSTATE NATURAL GAS PIPELINE COMBINATION

THAT PROVIDES BENEFITS FOR PRODUCERS AND END USE CUSTOMERS…

Northwest Pipeline

Constitution

Atlantic Sunrise

Rover Panhandle Eastern Appalachian

Connector

Transwestern Trunkline Fayetteville Express

Transco Midcontinent Express

Sabal Trail (1)

Tiger

Florida Gas Transmission

Gulfstream Sea Robin

(1) Sabal Trail represented unexercised purchase interest of 17%.

…AND A FULLY INTEGRATED LIQUIDS PLATFORM

ACROSS NORTH AMERICA

The ability to integrate a producer liquids end-to-end solution will better serve customers and alleviate bottlenecks currently faced by producers

Energy Transfer

NGL Pipelines Crude Projects NGL Projects LNG Facilities Fractionator

Sunoco Logistics

Refined Products Crude Products Growth Projects Facility

Williams

LPG Pipelines Crude Products Chemical Plant LPG Fractionator Hutchison Rail Terminal

ETE WILL CONTINUE TO BENEFIT FROM STRONG CASH FLOW GROWTH

Distributions Received From Underlying Operating Partnerships(1)

LP | ETP

GP + IDRs | ETP

LP | RGP $3,952 GP + IDRs | RGP

Class H | SXL $927 GP + IDRs | SUN

Lake Charles LNG $1,191 $1,834

LP | WPZ(2) $196 $196

$22 $22

GP + IDRs | WPZ(2) $35 $195 $266 $266 $103

$13 $14 $36

$11 $48 $48 $1,297 $1,297

$48 $99 $441 $534 $574 $641 $180 $180 $268 $119 $54 $54

2011 2012 2013 2014 2015E Status Quo 2015E Pro Forma

Cash Flow Contribution to ETE

By Source

By Source 2015E Status Quo 2015E Pro Forma 2015E Status Quo 2015E Pro Forma

Rating

AA(3) 1%

1% 1%

11% BBB 11% 5%

34% BBB- 34% 14% 14%

54% BB

74% 7% 74% 60%

5%

0%

Note: Assumes effective WMB transaction close date of 1/1/2015 for illustrative purposes.

(1) Figures exclude ETE SG&A. 2012 and 2013 ETP GP + IDRs include dividends from Holdco. Class H includes ~50% (~90% after SXL / Bakken transfer) of SXL GP and IDR cash flows, excluding the impact of IDR subsidies and subsidy offsets. Excludes WMB NGL / Petchem cash flow and impact of IDR subsidy to ETP.

(2) WPZ projections are derived from Williams’ and Energy Transfer Management forecast. Excludes the effects of synergies. (3) Assumes AA rating for unencumbered LC LNG cash flows (current Shell rating)

MERGER ACCELERATES ETE

TOWARDS INVESTMENT GRADE RATINGS

Pro Forma Capital Structure

Actual Transaction Pro Forma ($ in millions) 6/30/2015 Adjustments 6/30/2015

Cash and Cash Equivalents $1 $0 $1

Debt: (1)

ETE Senior Secured Revolving Credit Facility due Dec. 2018 $230 $634 $864 ETE Senior Secured Term Loan due Dec. 2019 2,190 0 2,190 ETE Senior Notes due Oct. 2020 1,187 0 1,187 ETE Senior Notes due Jan. 2024 1,150 0 1,150 ETE Senior Notes due June 2027 1,000 0 1,000 Assumed WMB Senior Notes 0 4,193 4,193 New Transaction Debt 0 6,045 6,045

ETE Total Debt $5,757 $16,629

Pro Forma Interest Rate Exposure (2)

Floating 18%

Fixed 82%

Total Debt = $16,629 million

Pro Forma Maturity Profile ($ millions)

Excludes new transaction debt

$2,688

$2,400

$2,222

$32

$1,250 $1,688 $1,206

$864 $19 $850 $2,190

$371

$634 $1,187 $1,150 $1,000

$0.3 $850

$230 $371

2015 2016 2017 2018 2019 2020 2021 2022 2023 2024 2025—2044

Existing ETE Revolver ETE Revolver Draw (1) ETE Term Loan ETE Senior Notes Assumed WMB Debt

Assumes WMB revolver paydown and termination. Includes estimated transaction costs.

Term Loans subject to 75bps LIBOR floor. Transaction notes assumed to be fixed rate upon permanent financing.

ORGANIC DEVELOPMENT AND ACQUISITIONS HAVE DRIVEN AND WILL CONTINUE TO DRIVE STRONG CASH FLOW GROWTH



SXL
Completed ~$5 billion
in organic projects and acquisitions since 2010
ETP
Completed ~$41 billion[(1)]
in organic projects and acquisitions since 2011
WPZ
Completed ~$25 billion[(2)]
in organic projects and acquisitions since 2013

Growth Drivers

- Allegheny Access
- Permian Express Franchise
- Granite Wash Extension
- Eaglebine Express
- Longview & Louisiana Extension
- "Mariner" Franchise
- Delaware Basin Extension
- Bakken Crude Pipeline Project

Growth Drivers

- Bakken Crude Pipeline Project / Bayou Bridge Pipeline
- ET Rover Pipeline Project
- Natural Gas Exports to Mexico
- Lone Star Expansions and NGL Export Opportunity
- Eagle Ford & Permian Basin Expansion Projects
- Revolution
- Utica Ohio River Joint Venture

Growth Drivers

- Atlantic Sunrise
- Constitution Pipeline
- Rockaway Lateral
- Additional Gulfstars
- Kodiak
- Gulf Trace
- Appalachian Connector
- Gunflint
- Geismar II
- Propylene Dehydrogenation Project (PDH-1&2)

CURRENT ENERGY TRANSFER BOARD-APPROVED GROWTH PROJECTS OF APPROXIMATELY $23 BILLION; WMB / WPZ PURSUING OVER $30 BILLION OF GROWTH PROJECTS

(1) Includes $18.0 billion of LP market value and net debt associated with Regency Energy Partners acquisition.
(2) Includes $16.0 billion of LP market value and net debt associated with Access Midstream acquisition.

18

ACQUISITION FURTHER ENHANCES OUR KEY STRENGTHS

WMB/WPZ is a major complement to Energy Transfer's existing business and will benefit from its integrated business model

		Franchise Strengths	Opportunities
ETP / SXL / WPZ	Interstate Natural Gas T&S	• Access to multiple shale plays, storage facilities and end-markets • Approximately 90% of revenue from reservation fee contracts • Well-positioned to capitalize on changing marketplace dynamics	• Marcellus natural gas takeaway to the Midwest, Gulf Coast, and Canada • Backhaul to LNG exports and new petrochemical demand on Gulf Coast • Expansions of Transco into NY, PA, NJ, and VA through Constitution, Atlantic Sunrise, Appalachian Connector, and other projects underway
ETP / SXL / WPZ	Intrastate Natural Gas T&S	• Well-positioned to capture additional revenues from anticipated changes in natural gas supply and demand in next 5 years • Largest intrastate natural gas pipeline and storage system on the Gulf Coast	• Development of the emerging Waha Hub • Natural gas exports to Mexico • Additional demand from LNG and petrochemical development
ETP / SXL / WPZ	Midstream	• Fastest growing midstream franchise in the Eagle Ford and Permian • Best in class asset base in Marcellus / Utica basins	• Gathering and processing build out in Texas and Marcellus • Synergies with ETP downstream assets (NGLs) • More than $5 billion of growth projects planned in the next five years • Integration of Williams Northeast midstream assets into ETE family
ETP / SXL / WPZ	Lone Star NGL	• A world-class integrated platform processing, transporting, fractionating, storing and exporting NGLs • Fastest growing NGLs business in Mont Belvieu • Integrated with Energy Transfer's midstream business	• Increased volumes from transporting and fractionating ETP Midcontinent volumes • Increased fractionation volumes as NGL agreements expire
ETP / SXL / WPZ	Petchem	• World class Petchem franchise in Gulf Coast and Canada • Key assets: Geismar olefins facility, Canadian olefins	• Geismar II, Alberta PDH plant, Alberta Syncrude Offgas project
ETP / SXL / WPZ	Liquids Transportation & Services	• Bakken Crude Oil pipeline supported by long-term fee-based contracts; expandable to 570,000 bpd • Mariner East provides significant Appalachian liquids takeaway capacity connecting NGL volumes to export opportunities at Marcus Hook • Overland Pass, Texas Belle, Promesa and Bayou NGL Pipelines add further franchise strength	• Bakken crude takeaway to Gulf Coast refineries • Permian crude, condensate and NGL takeaway • Ethane and Propane exports out of Marcus Hook • Transportation of incremental liquids volumes from Williams footprint
SUN	Wholesale and Retail Fuel Distribution and Marketing	• Diversified sales channels, long-term fee-based contracts and significant real estate holdings represent wide revenue mix • Vast drop down inventory expected to significantly expand SUN's scale and provide further geographic diversity	• Wholesale fuel distribution / retail consolidation • Entry of Sunoco brand into Texas and neighboring states
LNG	LNG Regas and Export	• Liquefaction transforms Lake Charles LNG into bi-directional facility capable of exporting and importing LNG • Finalized terms with BG on a minimum 25-year tolling contract	• LNG Export facility nearing construction phase • ETP pipelines are the only means to deliver gas to Lake Charles LNG

19

WELL OVER $2 BILLION OF POTENTIAL EBITDA FROM COMMERCIAL SYNERGIES

Appalachia / Northeast

Integration of WPZ liquids footprint into SXL’s Mariner East /

Marcus Hook franchise; PDH development

Expanded processing, gathering, and fractionation / storage Rover synergies, capacity optimization WPZ compression synergies

West / Rockies

Northwest Pipeline / Transwestern Pipeline service optimization WPZ / ETP Rockies liquids plants synergies

Texas / MidCon

G&P operational efficiencies in the Eagle Ford, Permian, and Midcontinent Eagle Ford processing operational efficiencies

Capital Efficiencies

New capital opportunities and prioritization of existing projects

Gulf Coast

Incremental liquids barrels funneled into

ETP’s Lone Star

Annual Commercial Synergies of

>$2 billion of EBITDA by 2020

ETP Assets SXL Assets Williams Assets

SUBSTANTIAL OPPORTUNITY TO REALIZE SHARED SERVICE COST SAVINGS

Value Creatio

Low execution risk

~$300 to 400 million expected annual cost synergies

Run-rate cost synergies expected to be achieved by 2017

HR Internal Audit SOX Tax Insurance Accounting Treasury Risk IT Corporate Compliance &

& Finance Management Services Governmental

& Real Estate Affairs

Shared Service Implementation Is Similar to Our Highly Successful Approach With Sunoco, Inc.

BETTER POSITIONED TO CREATE VALUE WITH ONE OF NORTH AMERICA’S LARGEST PRODUCERS

Chesapeake Significant Improvement in Coverage for Chesapeake to Create Win-Win Outcomes Production Profile (1) for Energy Transfer and Chesapeake

2016E

Total = 1,468 Bcfe

Energy Transfer

Franchise Expertise Marcellus

10%

Combined Footprint 16% Expands Service Offering to Chesapeake and Increases Flexibility

Utica

74%

Barnet ynesville

Natural Gas

Crude Oil

Legend Eagle For

NGL

Chesapeake Production Areas Energy Transfer Pipelines Sunoco Logistics Pipelines Williams Pipelines Source: Wall Street Research, Investor Presentations, Hart Energy Rextag (1) Based on Wall Street Research (2) Williams combined with ETP, SXL, and SUN 2016E EBITDA. Excluding synergies.

KEY TAKEAWAYS

ETE / ETC will derive its cash flow strength from:

– Three of the largest investment grade diversified MLPs (ETP, SXL and WPZ) as well as a fast growing retail fuel MLP (SUN)

– Increasing incentive distributions resulting from significant growth projects that have been announced by ETP, SXL and WPZ

– Direct participation in a substantial LNG export opportunity with fixed fees for 25 years from high credit quality customer

Largest energy infrastructure grou

The merger creates numerous benefits:

– Enhances overall cash flow diversification by commodity exposure, geographic areas and customer base

– Increases long-term cash flow growth

– Improves pro forma credit profile

– ETC is strategic currency for use in future acquisitions

ETE / ETC will be stronger and better positioned with even greater strategic and financial optionality

WMB benefits from the size and strength of a broader, more diversified platform:

– Tax deferred exchange using a C-Corp structure

– Attractive premium with significant upside through ownership of ETC common shares

– Higher dividends per share and dividend growth than WMB on a stand alone basis

Consolidated group ha better potential for growth in a volatile commodity price environme

ILLUSTRATIVE TRANSACTION TIMELINE

Expected timing from announcement to closing

Subject to SEC review & regulatory approval

September 2015

Prepare proxy / registration statement

Begin regulatory approval process

File proxy

WMB First half of 2016: statement / S-Stockholder Merger registration Vote Close statement

File for Regulatory (HSR) Approval

Integration plan will result in one functional organization at closing

No Offer or Solicitation

This document shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

Additional Information and Where to Find It

The proposed transaction involving Energy Transfer Equity, L.P. (“Energy Transfer”) and The Williams Companies, Inc. (“Williams”) will be submitted to Williams’ stockholders for their consideration. In connection with the proposed transaction, Energy Transfer Corp LP (“ETC”), Energy Transfer and Williams will prepare a registration statement on Form S-4 that will include a joint proxy statement/prospectus for Williams’ stockholders to be filed with the Securities and Exchange Commission (“SEC”), and Williams will mail the joint proxy statement/prospectus to its stockholders and file other documents regarding the proposed transaction with the SEC. This document is not intended to be, and is not, a substitute for such filings or for any other document that ETC, Energy Transfer or Williams may file with the SEC in connection with the proposed transaction. SECURITY HOLDERS ARE URGED TO CAREFULLY READ ALL RELEVANT DOCUMENTS FILED WITH THE SEC, INCLUDING THE REGISTRATION STATEMENT ON FORM S-4 AND THE JOINT PROXY STATEMENT/PROSPECTUS, WHEN THEY BECOME AVAILABLE, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. The registration statement, the joint proxy statement/prospectus and other relevant materials (when they become available) and any other documents filed or furnished by ETC, Energy Transfer or Williams with the SEC may be obtained free of charge at the SEC’s website at www.sec.gov. In addition, security holders will be able to obtain free copies of the registration statement and the joint proxy statement/prospectus from Energy Transfer by going to its investor relations page on its corporate website at http://ir.energytransfer.com and from Williams by going to its investor relations page on its corporate website at http://co.williams.com/investors.

Participants in the Solicitation

Energy Transfer, Williams, their respective directors and certain of their respective executive officers and employees may be deemed to be “participants” (as defined in Schedule 14A under the Exchange Act) in respect of the proposed transaction. Information about Energy Transfer’s directors and executive officers is set forth in its annual report on Form 10-K filed with the SEC on March 2, 2015, and information about Williams’ directors and executive officers is set forth in its definitive proxy statement filed with the SEC on April 10, 2015. These documents are available free of charge from the sources indicated above, and from Energy Transfer by going to its investor relations page on its corporate website at http://ir.energytransfer.com and from Williams by going to its investor relations page on its corporate website at http://co.williams.com/investors. Other information regarding the participants in the solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the registration statement, the joint proxy statement/prospectus and other relevant materials Energy Transfer and Williams file with the SEC.

Forward-Looking Statements

The reports, filings, and other public announcements of Williams may contain or incorporate by reference statements that do not directly or exclusively relate to historical facts. Such statements are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. We make these forward-looking statements in reliance on the safe harbor protections provided under the Private Securities Litigation Reform Act of 1995. Forward-looking statements can be identified by various forms of words such as “anticipates,” “believes,” “seeks,” “could,” “may,” “should,” “continues,” “estimates,” “expects,” “forecasts,” “intends,” “might,” “goals,” “objectives,” “targets,” “planned,” “potential,” “projects,” “scheduled,” “will,” “assumes,” “guidance,” “outlook,” “in service date” or other similar expressions. These forward-looking statements are based on management’s beliefs and assumptions and on information currently available to management and include, among others, statements regarding:

•	The status, expected timing and expected outcome of the proposed merger between Williams and Energy Transfer;

•	Statements regarding the proposed merger between Williams and Energy Transfer;

•	Our beliefs relating to value creation as a result of the proposed merger between Williams and Energy Transfer;

•	Benefits and synergies of the proposed merger between Williams and Energy Transfer;

•	Future opportunities for the combined company;

•	Other statements regarding Williams’ and Energy Transfer’s future beliefs, expectations, plans, intentions, financial condition or performance;

•	Expected levels of cash distributions by WPZ with respect to general partner interests, incentive distribution rights and limited partner interests;

•	Levels of dividends to Williams stockholders;

•	Future credit ratings of Williams and WPZ;

•	Amounts and nature of future capital expenditures;

•	Expansion and growth of our business and operations;

•	Financial condition and liquidity;

•	Business strategy;

•	Cash flow from operations or results of operations;

•	Seasonality of certain business components;

•	Natural gas, natural gas liquids, and olefins prices, supply, and demand; and

•	Demand for our services.

Forward-looking statements are based on numerous assumptions, uncertainties and risks that could cause future events or results to be materially different from those stated or implied in this document. Many of the factors that will determine these results are beyond our ability to control or predict. Specific factors that could cause actual results to differ from results contemplated by the forward-looking statements include, among others, the following:

•	Satisfaction of the conditions to the completion of the proposed merger between Williams and Energy Transfer, including receipt of the approval of Williams’ stockholders;

•	The timing and likelihood of completion of the proposed merger between Williams and Energy Transfer, including the timing, receipt and terms and conditions of any required governmental and regulatory approvals for the proposed merger that could reduce anticipated benefits or cause the parties to abandon the proposed transaction;

•	The possibility that the expected synergies and value creation from the proposed merger between Williams and Energy Transfer will not be realized or will not be realized within the expected time period;

•	The risk that the businesses of Williams and Energy Transfer will not be integrated successfully;

•	Disruption from the proposed merger between Williams and Energy Transfer making it more difficult to maintain business and operational relationships;

•	The risk that unexpected costs will be incurred in connection with the proposed merger between Williams and Energy Transfer;

•	The possibility that the proposed merger between Williams and Energy Transfer does not close, including due to the failure to satisfy the closing conditions;

•	Whether WPZ will produce sufficient cash flows to provide the level of cash distributions we expect;

•	Whether Williams is able to pay current and expected levels of dividends;

•	Availability of supplies, market demand and volatility of prices;

•	Inflation, interest rates, fluctuation in foreign exchange rates and general economic conditions (including future disruptions and volatility in the global credit markets and the impact of these events on customers and suppliers);

•	The strength and financial resources of our competitors and the effects of competition;

•	Whether we are able to successfully identify, evaluate and execute investment opportunities;

•	Our ability to acquire new businesses and assets and successfully integrate those operations and assets into our existing businesses as well as successfully expand our facilities;

•	Development of alternative energy sources;

•	The impact of operational and developmental hazards and unforeseen interruptions;

•	Costs of, changes in, or the results of laws, government regulations (including safety and environmental regulations), environmental liabilities, litigation, and rate proceedings;

•	Williams’ costs and funding obligations for defined benefit pension plans and other postretirement benefit plans;

•	WPZ’s allocated costs for defined benefit pension plans and other postretirement benefit plans sponsored by its affiliates;

•	Changes in maintenance and construction costs;

•	Changes in the current geopolitical situation;

•	Our exposure to the credit risk of our customers and counterparties;

•	Risks related to financing, including restrictions stemming from debt agreements, future changes in credit ratings as determined by nationally-recognized credit rating agencies and the availability and cost of capital;

•	The amount of cash distributions from and capital requirements of our investments and joint ventures in which we participate;

•	Risks associated with weather and natural phenomena, including climate conditions;

•	Acts of terrorism, including cybersecurity threats and related disruptions; and

•	Additional risks described in our filings with the SEC.

Given the uncertainties and risk factors that could cause our actual results to differ materially from those contained in any forward-looking statement, we caution investors not to unduly rely on our forward-looking statements. We disclaim any obligations to and do not intend to update the above list or announce publicly the result of any revisions to any of the forward-looking statements to reflect future events or developments.

In addition to causing our actual results to differ, the factors listed above may cause our intentions to change from those statements of intention set forth in this document. Such changes in our intentions may also cause our results to differ. We may change our intentions, at any time and without notice, based upon changes in such factors, our assumptions, or otherwise.

Investors are urged to closely consider the disclosures and risk factors in Williams’ annual report on Form 10-K filed with the SEC on February 25, 2015, and each of its quarterly reports on Form 10-Q available from its offices or from its website at http://co.williams.com/investors, as well as in Energy Transfer’s annual report on Form 10-K filed with the SEC on March 2, 2015, and each of its quarterly reports on Form 10-Q available from its offices or from its website at http://ir.energytransfer.com.